UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

BLUEFIRE RENEWABLES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1370489	20-4590982
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Musick
Irvine, CA 92618
 (Address of principal executive offices)

(949) 588-3767
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 15, 2010, the board of directors of BlueFire Renewables, Inc. (the “Company”), by unanimous written consent, approved the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, changing the Company’s name from BlueFire Ethanol Fuels, Inc. to BlueFire Renewables, Inc.  On July 20, 2010, the Certificate of Amendment was accepted by the Secretary of State of Nevada.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation, dated July 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2010	BLUEFIRE RENEWABLES, INC.

	By:	/s/ Arnold R. Klann
Arnold R. Klann
Chief Executive Officer